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                                                                   Exhibit 10.16

                             OPEN PLAN SYSTEMS, INC.
                              NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

          THIS AGREEMENT dated as of August 8, 2001, between Open Plan Systems, Inc., a Virginia corporation (the "Company"), and __________________ ("Optionee"), is made pursuant and subject to the provisions of the Company's 2000 Stock Option Plan for Non-Employee Directors, as amended from time to time (the "Plan"). All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

          1.   Grant of Option.  Pursuant to the terms of the Plan, the Company
               ---------------
hereby grants to Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of One Thousand (1,000) shares of the Common Stock of the Company (the "Common Stock") at an option price per share of $0.2266. Such option is to be exercisable as hereinafter provided.

          2.   Terms and Conditions.  This option is subject to the following
               --------------------
terms and conditions:

               (a)   Expiration Date.  The Expiration Date of this option is
                     ---------------
August 8, 2011.
               (b)   Exercise of Option.  This option shall be exercisable with
                     ------------------
respect to the total number of shares covered by this option after the expiration of six (6) months from the granting of the option. Once this option has become exercisable with respect to the total number of shares in accordance with the preceding sentence, it shall continue to be exercisable with respect to such shares until the termination of Optionee's rights hereunder pursuant to paragraph 3, 4 and 5 or, otherwise, until the Expiration Date. A partial exercise of this option shall not affect Optionee's right to exercise subsequently this option with respect to the remaining shares that are exercisable,

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subject to the six month vesting period set forth in the first sentence of this subparagraph (b) and the conditions of the Plan and this Agreement.

               (c)   Method of Exercising and Payment for Shares.  This option
                     -------------------------------------------
may be exercised only by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the option when such option is being exercised in part in accordance with subparagraph 2(b) hereof. The exercise date shall be the date upon which such notice is received by the Company. Such notice shall be accompanied by payment of the option price in full for each share either in cash in United States Dollars, or by the surrender of shares of Common Stock, or by cash equivalent acceptable to the Company or any combination thereof having an aggregate fair market value equal to the total option price for all the shares being purchased.

               (d)   Cashless Exercise.  To the extent permitted by applicable
                     ------------------
laws and regulations, at the request of the Optionee, the Company will cooperate in a "cashless exercise" in accordance with Section 7.03 of the Plan.


               (e)   Nontransferability.  This option is nontransferable except,
                     ------------------
in the event of the Optionee's death, by will or by the laws of descent and distribution subject to the terms hereof. During Optionee's lifetime, this option may be exercised only by Optionee.

          3.   Exercise in the Event of Death.  Subject to the six month
               ------------------------------
exercisability requirement set forth in Section 2(b) hereof, this option shall remain exercisable with respect to any shares yet unexercised in the event that Optionee dies prior to exercising this option in full and prior to the Expiration Date of this option. In that event, this option may be exercised by Optionee's estate, or

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the person or persons to whom his rights under this option shall pass by will or the laws of descent and distribution. Optionee's estate or such persons must exercise this option with respect to the remaining shares subject to the option, if at all, within two years of the date of Optionee's death or during the remainder of the period preceding the Expiration Date, whichever is shorter.

          4.   Exercise in the Event of Permanent and Total Disability.  Subject
               -------------------------------------------------------
to the six month exercisability requirement set forth in Section 2(b) hereof, this option shall remain exercisable with respect to any shares yet unexercised if Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while serving on the Board prior to exercising this option in full and prior to the Expiration Date of this option. In such event, Optionee must exercise this option with respect to the remaining shares subject to the option, if at all, within two years of the date on which he ceases serving on the Board due to permanent and total disability or during the remainder of the period preceding the Expiration Date, whichever is shorter.

          5.   Exercise After Resignation, Non-Election or Other Approved
               ----------------------------------------------------------
Circumstance.  Subject to the six month exercisability requirement set forth in
------------
Section 2(b) hereof, in the event that Optionee resigns from or is not re-elected or does not stand for re-election to the Board or in any other circumstance approved by the Board in its sole discretion, this option shall remain exercisable with respect to any shares yet unexercised but must be exercised by Optionee, if at all, within two years following the date of his resignation or cessation of service on the Board, or within the period prescribed by the Board in an approved circumstance, or during the remainder of the period preceding the Expiration Date, whichever is shorter.

          6.   Fractional Shares.  Fractional shares shall not be issuable
               -----------------
hereunder, and when any provision hereof may entitle Optionee to a fractional share such fraction shall be disregarded.

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          7.   Investment Representation.  Optionee agrees that, unless such
               -------------------------
shares shall previously have been registered under the Securities Act of 1933,
(a) any shares purchased by him hereunder will be purchased for investment and not with a view to distribution or resale, and (b) until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with such Act. This investment representation shall terminate when such shares have been registered under the Securities Act of 1933.

          8.   Change in Capital Structure.  Subject to any required action by
               ---------------------------
the shareholders of the Company, the number of shares of Common Stock covered by this option, and the price per share thereof, shall be proportionately adjusted and its terms shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to holders of Common Stock of rights to purchase Common Stock at substantially below its then fair market value or any change in the number of such shares outstanding effected without receipt of cash or property or labor or services by the Company or for any spin-off, spin-out, split-up, split-off or other distribution of assets to shareholders.

          In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          The grant of this option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or

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business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          9.   Governing Law.  This Agreement shall be governed by and construed
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and enforced in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

          10.  Conflicts.  In the event of any conflict between the provisions
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of the Plan as in effect on the date hereof and the provisions of this
Agreement, the provisions of the Plan shall govern.

          11.  Optionee Bound by Plan.  Optionee hereby acknowledges receipt of
               ----------------------
a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

          12.  Binding Effect.  Subject to the limitations stated above and in
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the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Optionee and the successors of the Company.

          13.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each one of which taken together shall constitute one and the same agreement.


                     [Signatures Appear on Following Page.]






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          IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and Optionee has affixed his signature hereto.



OPTIONEE:                              OPEN PLAN SYSTEMS, INC.



                                       By:
-----------------------------------         ------------------------------------
[OPTIONEE]                                  Anthony F. Markel
                                            Chairman of the Board

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                             OPEN PLAN SYSTEMS, INC.

 Schedule to Form of Non-Employee Director Non-Qualified Stock Option Agreements

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                     Optionees                     Number of Options
                     ---------                     -----------------
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      Theodore L. Chandler, Jr.                                     1,000
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      J. Wesley Hall                                                1,000
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      Anthony F. Markel                                             1,000
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      Robert F. Mizell                                              1,000
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      Edwin W. Mugford                                              1,000
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      Troy A. Peery, Jr.                                            1,000
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      W. Sydnor Settle                                              1,000
     ---------------------------------------------------------------------

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